Exhibit 99.2

FORWARD PROGRAM NASDAQ: IMGN II UPDATE May 17, 2018

FORWARD-LOOKING STATEMENTS

This presentation includes forward-looking statements based on management's current expectations. These statements include, but are not limited to, ImmunoGen's expectations related to: the occurrence, timing and outcome of potential pre-clinical, clinical and regulatory events related to the Company's and its collaboration partners' product programs; the presentation of preclinical and clinical data on the Company's and its collaboration partners' product candidates; and the financial guidance provided. For these statements, ImmunoGen claims the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Various factors could cause ImmunoGen's actual results to differ materially from those discussed or implied in the forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of these slides. Factors that could cause future results to differ materially from such expectations include, but are not limited to: the timing and outcome of ImmunoGen's and its collaboration partners' research and clinical development processes; the difficulties inherent in the development of novel pharmaceuticals, including uncertainties as to the timing, expense and results of preclinical studies, clinical trials and regulatory processes; ImmunoGen's ability to financially support its product programs; the Company's dependence on its collaborative partners; industry merger and acquisition activity; and other factors more fully described in ImmunoGen's Annual Report on Form 10-K for the year ended December 31, 2017 and other reports filed with the Securities and Exchange Commission.

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EXECUTING ON OUR HIGHEST STRATEGIC PRIORITY: MIRVETUXIMAB SORAVTANSINE



FORWARD I

- Patient enrollment completed ahead of schedule
- Trial continuing as planned following successful pre-specified interim futility analysis
- Top-line data on-track to be reported in 1H19

FORWARD II

- Updated data from the Keytruda® cohort at SGO Annual Meeting
- Data from Avastin® expansion cohort in over 50 patients at ASCO 2018
- Updated data from carboplatin escalation cohort
- Initiated triplet cohort in January

CLINICAL COLLABORATIONS

- Co-sponsoring mirvetuximab + Rubraca® combination study in ovarian cancer with Clovis
- Multiple studies underway underway with NCCN in FRα-positive tumor types

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Rubraca® is a registered trademark of Clovis

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COMPREHENSIVE DEVELOPMENT STRATEGY FOR MIRVETUXIMAB

FORWARD I

- Establish initial position through single-agent monotherapy in ovarian cancer

FORWARD II

- Expand benefit through combinations in earlier lines of ovarian cancer

NCCN National Comprehensive Cancer Network®

CLOVIS ONCOLOGY

- Broaden use into additional FRα-positive solid tumors (NSCLC, endometrial and triple-negative breast cancer)



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LABEL EXPANSION: MIR V E T U X IMA B BECOME THE COMBINATION AGENT OF CHOICE EN R O LLM EN T: Patients with recurrent platinum-resistant or platinum-sensitive FR-positive ovarian cancer Avastin® is a registered trademark of Genentech Keytruda ® is a registered trademark of Merck 5 C ARB O P L A T I N mirvetuximab+carboplatin+Avastin® triplet expansion cohort ongoing K EY TR U D A ® Keytruda® expansion cohort ongoing AV AS T I N ® Avastin® expansion cohort ongoing

N EED FOR EFFE C TI V E C OM BI N ATI ON S C U RREN T T REA T MEN T S F O R B O T H P L A T I N U M - R E S I S T A N T A N D PL A T INU M - S E N S I T I V E O V A R IA N CA NCE R Regimen Chemo/Avastin Regimen Carbo/Gem Carbo/Tax Median age 61 Median age 61 60 Platinum resist 1-2 priors 60% - 1 prior 40% - 2 prior Patient population plat sensitive, 1 prior plat sensitive, 1 prior Patient population Prior Avastin 0 10% Prior Avastin 7% ORR 57% 56% ORR 27% mPFS (mo) 8.4 (95% 8.3, 9.7) 10.4 (95% 9.7-11) mPFS (mo) 6.7 (95% 5.7, 7.9) 1Pujade-Lauraine, et al., JCO 32:1302 (2014) 2Aghajanian, et al., JCO 30:2039 (2012) 3Coleman, et al., Lancet Oncol 18:779 (2017) 6 PLATINUM-RESISTANT OVARIAN CANCER A U R E L I A 1 PLATINUM-SENSITIVE OVARIAN CANCER O CE A N s 2 GO G 213 3

AVASTIN[1] HEAVILY PRE-TREATED PLATINUM-RESISTANT		
ALL (n=54)	MED + HIGH 1-3 Priors (n=23)	MED + HIGH 1-2 Priors Avastin-naïve (n=16)
43% ORR	48% ORR	50% ORR
7.8 months mPFS	9.9 months mPFS	9.9 months mPFS
10.6 months mDOR	10.6 months mDOR	12.0 months mDOR

AVASTIN

EXPANSION COHORT

- Mirvetuximab in combination with Avastin shows early evidence of anti-tumor activity with durable responses
- Greatest benefit seen among the subset of patients with medium or high FRα expression levels, which is the population being studied in the FORWARD I Phase 3 trial
- Encouraging efficacy results support further trials of this novel therapeutic combination
- Safety profile in line with known profiles of each agent

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[1]ASCO 2018 O'Malley D., et al.

Avastin® is a registered trademark of its owner.

ORR: objective response rate; mPFS: median progression-free survival; mDOR: median duration of response

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CARBOPLATIN[1] PLATINUM-SENSITIVE	
ALL (n=17)	MED+HIGH (n=10)
71% ORR	80% ORR
15.0 months mPFS	15.0 months mPFS
mDOR not yet reached	*mDOR not yet reached*

CARBOPLATIN

MATURE DOSE-ESCALATION COHORT FINDINGS

- Mirvetuximab in combination with carboplatin appears well-tolerated and highly active in patients with recurrent, platinum-sensitive ovarian cancer
- Further evaluation of this combination in a randomized fashion is warranted
- Recent data support ongoing triplet designed to evaluate mirvetuximab + carboplatin + Avastin in patients with recurrent platinum-sensitive disease

[1]Company data - manuscript in preparation.
ORR: objective response rate; mPFS: median progression-free survival

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KEYTRUDA
DOSE ESCALATION COHORT

KEYTRUDA[1] PLATINUM-RESISTANT	
ALL (n=14)	MED+HIGH (n=8)
43% ORR	63% ORR
5.2 months mPFS	8.6 months mPFS
7.0 months mDOR	8.3 months mDOR

- Mirvetuximab in combination with Keytruda shows early evidence of anti-tumor activity with durable responses and favorable tolerability profile
- Greatest benefit seen among the subset of patients with medium or high FRα expression levels, which is the population being studied in the FORWARD I Phase 3 trial
- Expansion cohort completing enrollment, expect to report initial findings later this year

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[1]SGO 2018 Matulonis U., et al.

Keytruda® is a registered trademark of its owner.

ORR: objective response rate; mPFS: median progression-free survival; mDOR: median duration of response

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MIRVETUXIMAB COMBINATIONS OFFER POTENTIAL TO TREAT MORE WOMEN WITH OVARIAN CANCER

AVASTIN[1] HEAVILY PRE-TREATED PLATINUM-RESISTANT Med. No. of Prior Therapies (Range): 3 (1-8)		CARBOPLATIN[2] PLATINUM-SENSITIVE Med. No. of Prior Therapies (Range): 2.5 (1-6)		KEYTRUDA[3] PLATINUM-RESISTANT Med. No. of Prior Therapies (Range): 4.5 (2-7)	
ALL (n=54)	MED+HIGH (n=23)	ALL (n=17)	MED+HIGH (n=10)	ALL (n=14)	MED+HIGH (n=8)
43% ORR (95% CI 29,57)	48% ORR (95% CI 27,69)	71% ORR (95% CI 44,90)	80% ORR (95% CI 44,98)	43% ORR (95% CI 18,71)	63% ORR (95% CI 25,92)
7.8 months mPFS (95% CI 5.6,10.2)	9.9 months mPFS (95% CI 4.6,14.5)	15.0 months mPFS (95% CI 9.9,-)	15.0 months mPFS (95% CI 9.9,-)	5.2 months mPFS (95% CI 1.6,9.5)	8.6 months mPFS (95% CI 1.6,-)
10.6 months mDOR (95% CI 4.9,-)	10.6 months mDOR (95% CI 3.3,12.0)	*mDOR not yet reached*	*mDOR not yet reached*	7.0 months mDOR (95% CI 3.4,-)	8.3 months mDOR (95% CI 3.4,-)

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[1]ASCO 2018 O'Malley D., et al.; [2]Company data - manuscript in preparation; [3]SGO 2018 Matulonis U., et al.
Avastin® and Keytruda® are registered trademarks of their respective owners.
ORR: objective response rate; mPFS: median progression-free survival; mDOR: median duration of response

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MIRVETUXIMAB COMBINATIONS OFFER POTENTIAL TO TREAT MORE WOMEN WITH OVARIAN CANCER[1]

CONSISTENCY OF FINDINGS UNDERSCORE POTENTIAL OF MIRVETUXIMAB TO TREAT PATIENTS WITH PLATINUM-RESISTANT AND PLATINUM-SENSITIVE OVARIAN CANCER

- Results have indicated a favorable safety profile with adverse events in-line with known profiles of each agent - full dose of each agent able to be combined
- Encouraged by early evidence of anti-tumor activity with durable responses
- Recent data support ongoing triplet designed to evaluate a mirvetuximab + carboplatin + Avastin in patients with recurrent platinum-sensitive disease
- Totality of data will guide next stages of development and support path to registration for combination regimens

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[1]O'Malley et al, abstract 5553, ASCO 2017

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